REIMBURSEMENT AND INDEMNIFICATION AGREEMENT


                                     THIS REIMBURSEMENT AND INDEMNIFICATION
AGREEMENT (this "Agreement") made as of the 30th day of May, 1997 by and between WELLSFORD REAL PROPERTIES, INC., a Maryland corporation ("Newco") and ERP OPERATING LIMITED PARTNERSHIP, an Illinois limited partnership ("ERP").

                               R E C I T A L S:

                                     A.   Reference is hereby made to that
certain Letter of Credit in the face principal amount of $15,773,702.00 issued by Dresdner Bank, AG, New York Branch (the "Bank") for the purpose of securing the payment of certain bonds which were issued by the Palomino Park Public Improvements Corporation, a Colorado nonprofit corporation ("PPPIC") for the purpose of financing certain public facilities located within Highlands Ranch Metropolitan District No. 2, Douglas County, Colorado, a quasi-municipal corporation organized pursuant to the laws of the State of Colorado (the "Dresdner L.C."). In connection with the Dresdner L.C., the Bank, PPPIC and Wellsford Residential Properties Trust, a Maryland real estate investment trust ("Wellsford Parent") entered into that certain Letter of Credit Reimbursement Agreement dated as of December 1, 1995 (the "Bank Reimbursement Agreement").

                                     B.   All of Wellsford Parent's rights and
obligations under the Bank Reimbursement Agreement have been assigned to and assumed by Newco, a wholly-owned subsidiary of Wellsford Parent, pursuant to that certain Contribution Agreement dated as of May 30, 1997 by and between Wellsford Parent and Newco (the "Contribution Agreement").

                                     C.   ERP and Newco have entered into that
certain Credit Enhancement Agreement dated as of May 30, 1997 (the "Credit Enhancement Agreement") whereby, among other things, ERP has agreed to guarantee certain obligations of Newco (as the assignee of Wellsford Parent pursuant to the Contribution Agreement) under the Bank Reimbursement Agreement. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Credit Enhancement Agreement. Concurrently herewith and pursuant to the terms of the Credit Enhancement Agreement, ERP has agreed to execute and deliver to the Bank the Initial ERP Operating Partnership Guaranty and, if required pursuant to Article 1.3 of the Credit Enhancement Agreement, an Alternate ERP Operating Partnership Guaranty.

                                     D.   In consideration of ERP's
obligations under the Initial ERP Operating Partnership Guaranty, and if required, the Alternate ERP Operating Partnership Guaranty, Newco has agreed to enter into this Agreement under the terms and conditions as set forth herein.


                              A G R E E M E N T:

                                     NOW, THEREFORE, in consideration of the
recitals, and the mutual representations, warranties, covenants and agreements contained herein, Newco and ERP hereby agree as follows:

                                     1.   Reimbursement.  Newco hereby
promises, without notice or demand, to pay to ERP in full the amount of any payment ERP is required to make under the Initial ERP Operating Partnership Guaranty or any Alternate ERP Operating Partnership Guaranty. All such amounts shall be due and payable in full by Newco to ERP on the day on which payment is made by ERP under the Initial ERP Operating Partnership Guaranty or any Alternate ERP Operating Partnership Guaranty.

                                     Newco shall pay ERP interest at the rate
of the "Prime Rate" (as such term is hereinafter defined) plus three percent (3%) on all amounts due and owing from Newco to ERP under this Agreement, from the date said amounts are due until said amounts are actually paid in full by Newco to ERP. The payment of said interest by Newco shall not, however, authorize Newco to defer payment when due of any amounts required to be paid by Newco pursuant to this Agreement. As employed herein, the term "Prime Rate" shall mean, from time to time, the rate of interest per annum then most recently announced by The First National Bank of Chicago in Chicago, Illinois as its corporate base rate. If The First National Bank of Chicago shall not announce such a rate, then the term "Prime Rate" shall mean the prime rate or base rate from time to time announced by an American money center bank designated by ERP.

                                     2.   Indemnification of ERP.  Newco shall
indemnify, exonerate and hold harmless ERP and any "ERP Indemnified Party" (as such term is hereinafter defined) against any and all claims, demands, damages, losses, liabilities and any costs and expenses whatsoever, including without limitation reasonable attorneys' fees, which ERP or any ERP Indemnified Party may incur (or which may be claimed against ERP or any ERP Indemnified Party by any person or entity whatsoever) in connection with the following:

                                          a.   The execution and delivery of,
                                     or the performance of any obligations
                                     under the Credit Enhancement Agreement.

                                          b.   The execution and delivery of,
                                     or the performance of any obligations
                                     under the Initial ERP Operating
                                     Partnership Guaranty.

                                          c.   The execution and delivery of,
                                     or the performance of any obligations
                                     under any Alternate ERP Operating
                                     Partnership Guaranty.

Notwithstanding the foregoing, Newco shall not indemnify or hold harmless ERP to the extent that claims, demands, damages, losses, liabilities, costs and expenses have arisen by reason of ERP's breach of its obligations under the Credit Enhancement Agreement or the negligence or willful misconduct of ERP or any ERP Indemnified Party in connection with the Credit Enhancement Agreement, the Initial ERP Operating Partnership Guaranty or any Alternate ERP Operating Partnership Guaranty.

                                     As employed herein, the term "ERP
Indemnified Party" shall mean any and all general and limited partners, officers, directors, trustees and agents of ERP and any and all employees of the foregoing.

                                     DG   Indemnification of Newco.  ERP shall
indemnify, exonerate and hold harmless Newco and any "Newco Indemnified Party" (as such term is hereinafter defined) against any and all claims, demands, damages, losses, liabilities and any costs and expenses whatsoever, including without limitation, reasonable attorneys' fees which Newco or any Newco Indemnified Party may incur (or which may be claimed against Newco or any Newco Indemnified Party) in connection with ERP's breach of its obligations under the Credit Enhancement Agreement or by reason of the negligence or willful misconduct of ERP in connection with the Credit Enhancement Agreement, the Initial ERP Operating Partnership Guaranty or any Alternate ERP Operating Partnership Guaranty.

                                     As employed herein, the term "Newco
Indemnified Party" shall mean any and all officers, directors and agents of Newco and any and all employees of the foregoing.

                                     4.   Covenant of Newco.  If Newco
receives any notices with respect to a default under the Bank Reimbursement Agreement or if Newco receives notice that Newco has taken action that with the passage of time would constitute an event of default under the Bank Reimbursement Agreement, then Newco shall immediately deliver copies of all such notices to ERP.

                                     5.   Waiver and Estoppel.  Newco
knowingly waives and agrees that it will be estopped from asserting any argument to the contrary: (a) any and all notice of acceptance of this Agreement or of the creation, renewal or accrual of any of the obligations or liabilities hereunder indemnified against, either now or in the future;
(b) protest, presentment, demand for payment, notice of default or nonpayment, notice of protest or default; (c) any and all notices or formalities to which Newco may otherwise be entitled, including without limitation notice of the granting of any indulgences or extensions of time of payment of any of the liabilities and obligations hereunder and hereby indemnified against; (d) any promptness in making any claim or demand hereunder; (e) the defense of the statute of limitations in any action hereunder or in any action for the collection of amounts payable hereunder; (f) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons; (g) any defense based upon an election of remedies which destroys or otherwise impairs any or all of the subrogation rights of Newco or the right of Newco to proceed against any other person for reimbursement, or both;
(h) all duty or obligation of ERP to proceed against any one or more person as a condition to proceeding against Newco; (i) any principle or provision of law, statutory or otherwise, which is or might be in conflict with the terms and provisions of this Agreement. No delay or failure on the part of ERP in the exercise of any right or remedy against Newco or any other party against whom ERP may have any rights, shall operate as a waiver of any agreement or obligation contained herein, and no single or partial exercise by ERP of any rights or remedies as hereunder shall preclude other or further exercise thereof or other exercise of any other right or remedy. No waiver of the rights of ERP or in connection herewith and no release of Newco shall be effective unless in writing executed by a duly authorized officer of ERP.

                                     6.   Restriction on Modification of
Guaranties. ERP agrees that following the execution of the Initial ERP Operating Partnership Guaranty and the Alternate ERP Operating Partnership Guaranty, ERP will not consent to a modification of the terms and conditions of the Initial ERP Operating Partnership Guaranty or the terms and conditions of the Alternate ERP Operating Partnership Guaranty which would increase Newco's obligations under this Agreement, without Newco's prior written consent, unless (in the case of the Alternate ERP Operating Partnership Guaranty) ERP is required to enter into an Alternate ERP Operating Partnership Guaranty in such form pursuant to the Credit Enhancement Agreement.

                                     7.   Remedies; Attorneys' Fees and
Enforcement Costs.   If either party shall fail to perform its obligations
under this Agreement, the other party shall be entitled to pursue any and all remedies, singly, successively or in combination (including, without limitation, direct and consequential damages, the remedy of specific performance and injunctive relief) available to it at law, in equity or pursuant to statute. In the event of any action or proceeding at law or in equity between ERP and Newco to enforce any provision of this Agreement or to protect or establish any right or remedy of either party hereunder, the unsuccessful party to such litigation (after exhaustion of all appeals) shall pay to the prevailing party all costs and expenses, including reasonable attorneys' fees incurred therein by such prevailing party, and if such prevailing party shall recover judgment in any such action or proceeding, such costs and expenses (including such attorneys' fees) as are related to said action or proceeding, or as were incurred by the prevailing party in any lower court proceedings which have been overturned, shall be included in and as a part of such judgment.

                                     8.   Notices.  All notices herein
required shall be in writing and shall be served on the parties at the addresses or telecopy numbers as set forth herein. The mailing of a notice by registered or certified mail, return receipt requested, the "faxing" of a notice by telecopy or notice sent by overnight courier or messenger shall be deemed sufficient service hereunder. Notices shall be deemed given as of
(i) the second (2nd) business day after the date of mailing if mailed by registered or certified mail as aforesaid, (ii) the new business day after the date of sending, if sent by overnight courier, (iii) the time received if delivered by messenger, or (iv) the date received if given by telecopy as aforesaid, if received during normal business hours, otherwise, on the next business day. Notices shall be sent as follows:

  If to ERP:          ERP Operating Limited Partnership
                      c/o Equity Residential Properties Trust
                      Two North Riverside Plaza, Suite 400
                      Chicago, Illinois  60606
                      Attention:  President
                      Fax No. (312) 207-5243

  with a copy to:     Equity Residential Properties Trust
                      Two North Riverside Plaza, Suite 400
                      Chicago, Illinois  60606
                      Attention:  Bruce C. Strohm, Esq.
                      Fax No. (312) 454-0039

  and to:             Rudnick & Wolfe
                      203 N. LaSalle Street, Suite 1800
                      Chicago, Illinois  60601
                      Attention:  Errol R. Halperin, Esq.
                      Fax No. (312) 236-7516

  If to Newco:        Wellsford Real Properties, Inc.
                      610 Fifth Avenue, 7th Floor
                      New York, New York  10020
                      Attention:  Edward Lowenthal
                      Fax No. (212) 333-2323

  with a copy to:     Brownstein Hyatt Farber & Strickland, P.C.
                      410 17th Street, 22nd Floor
                      Denver, Colorado  80202
                      Attention:  Wayne H. Hykan, Esq.
                      Fax No. (303) 623-1956

  9. State Law. This Agreement shall be construed and interpreted in accordance with the substantive laws of the State of Illinois without regard to principles of conflicts of laws.

  10.  Jurisdiction; Consent to Service of Process.

       a. NEWCO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY ILLINOIS OR NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE CITY OF CHICAGO OR THE CITY OF NEW YORK, AND ANY APPELLATE COURT THEREFROM, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH ILLINOIS OR NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT ANY PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT IN THE COURTS OF ANY JURISDICTION.

       b. NEWCO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY ILLINOIS OR NEW YORK STATE COURT OR FEDERAL COURT SITTING IN THE CITY OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.


  11. Headings. The headings used herein are for convenience only and do not limit or alter the terms of this Agreement or in any way affect the meaning or interpretation of this Agreement.

  12. Successors and Assigns. All rights of ERP and Newco shall inure to the benefit of their successors and assigns, and all obligations, liabilities, and duties of Newco hereunder shall bind their successors and assigns, provided that Newco shall not be permitted to assign its rights and obligations under this Agreement without the prior written consent of ERP, which may be withheld in ERP's sole and absolute discretion.

  13. Entire Agreement; Amendment and Modification. This Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, supersedes all prior agreements and understandings, both written and oral, between the parties in respect of the subject matter hereof or thereof and no changes, amendments, or alterations hereto shall be effective unless pursuant to written instrument executed by Newco and ERP.

  14. Waiver of Strict Compliance. No waiver or failure of ERP to exercise any right, power or remedy or to insist upon strict compliance with any obligation, covenant, agreement, representation, warranty, or condition shall operate as a waiver of, or estoppel with respect to, any subsequent or other failure to comply with such obligation, covenant, agreement, representation, warranty, or condition.

  15. Severability. In the event that any provision of this Agreement, or the application thereof to any particular party or circumstance, is found by a court of competent jurisdiction to be invalid or unenforceable (in whole or in its application to a particular party or circumstance), the remaining provisions of this Agreement or the application thereof to different parties or circumstances, as the case may be, shall not be affected thereby and this Agreement shall remain in full force and effect in all other respects.

  16. Time of the Essence. The parties hereby acknowledge and agree that time is and shall be of the essence hereof.



                           [Signature page follows]

                               SIGNATURE PAGE TO
                  REIMBURSEMENT AND INDEMNIFICATION AGREEMENT


  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


WELLSFORD REAL PROPERTIES, INC., a
Maryland corporation



By:/s/Edward Lowenthal
   -------------------------------
Name:  Edward Lowenthal
Title: President


ERP OPERATING LIMITED PARTNERSHIP, an
Illinois limited partnership

By:  Equity Residential Properties
     Trust, a Maryland real estate
     investment trust, its general
     partner



     By:/s/ Bruce C. Strohm
        ---------------------------
     Name:  Bruce C. Strohm
     Title: Executive Vice President